                                POWER OF ATTORNEY

     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Post-Effective Amendment No. 3 to Registration Statement No. 33-76582, amending such Registration Statement and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such post-effective amendment, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than June 1, 1997.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 1997.


                                        /s/ William D. Atteberry
                                        ----------------------------------------
                                        William D. Atteberry

                                POWER OF ATTORNEY

     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Post-Effective Amendment No. 3 to Registration Statement No. 33-76582, amending such Registration Statement and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such post-effective amendment, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than June 1, 1997.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 1997.


                                        /s/ Dr. J. Harold Kotte
                                        ----------------------------------------
                                        Dr. J. Harold Kotte

                                POWER OF ATTORNEY

     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Post-Effective Amendment No. 3 to Registration Statement No. 33-76582, amending such Registration Statement and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald J. Wuebbling, Esq. and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such post-effective amendment, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than June 1, 1997.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 1997.


                                        /s/ Dr. Lawrence C. Hawkins
                                        ----------------------------------------
                                        Dr. Lawrence C. Hawkins

                                POWER OF ATTORNEY

     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Post-Effective Amendment No. 3 to Registration Statement No. 33-76582, amending such Registration Statement and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such post-effective amendment, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than June 1, 1997.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 1997.


                                        /s/ Charles M. Williams
                                        ----------------------------------------
                                        Charles M. Williams

                                POWER OF ATTORNEY

     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Post-Effective Amendment No. 3 to Registration Statement No. 33-76582, amending such Registration Statement and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such post-effective amendment, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than June 1, 1997.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 1997.


                                        /s/ Thomas L. Williams
                                        ----------------------------------------
                                        Thomas L. Williams

                                POWER OF ATTORNEY

     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Post-Effective Amendment No. 3 to Registration Statement No. 33-76582, amending such Registration Statement and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such post-effective amendment, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than June 1, 1997.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 1997.


                                        /s/ William J. Williams
                                        ----------------------------------------
                                        William J. Williams

                                POWER OF ATTORNEY

     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Post-Effective Amendment No. 3 to Registration Statement No. 33-76582, amending such Registration Statement and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald J. Wuebbling, Esq. and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such post-effective amendment, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than June 1, 1997.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 1997.


                                        /s/ John F. Barrett
                                        ----------------------------------------
                                        John F. Barrett

                                POWER OF ATTORNEY

     WHEREAS, WESTERN-SOUTHERN LIFE ASSURANCE COMPANY, an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a Post-Effective Amendment No. 3 to Registration Statement No. 33-76582, amending such Registration Statement and the included prospectus and statement of additional information with respect to the Company's Separate Account 1; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett and Edward S. Heenan, and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such post-effective amendment, including prospectus, statement of additional information and exhibits, and thereafter to execute and file any amended Registration Statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than June 1, 1997.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 1997.


                                        /s/ James N. Clark
                                        ----------------------------------------
                                        James N. Clark

                                POWER OF ATTORNEY

     WHEREAS, SELECT ADVISORS PORTFOLIOS, a New York trust (the "Trust"), is required, under rules, regulations and interpretations of the Securities and Exchange Commission to sign the registration statements of investment companies who invest primarily in the portfolios of the Trust, and

     WHEREAS, Western-Southern Life Assurance Separate Account 1 and Separate Account 2 and Select Advisors Trust A and Trust C each invest, through one or more of their respective Sub-Accounts or Funds, solely in one or more portfolios of the Trust, thus requiring that the officers and trustees of this Trust sign the respective post-effective amendments of each such entity that are to be filed on or before April 30, 1997 (the "Post-Effective Amendments"), and

     WHEREAS, the undersigned is a Trustee of the Portfolios;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Edward G. Harness, Jr., and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Portfolios, to sign and participate in the filing of the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such Post-Effective Amendments shall have been declared effective by the Securities and Exchange Commission and in any event not later than June 1, 1997.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 1997.


                                        /s/ Joseph S. Stern, Jr.
                                        ----------------------------------------
                                        Joseph S. Stern, Jr.

                                POWER OF ATTORNEY

     WHEREAS, SELECT ADVISORS PORTFOLIOS, a New York trust (the "Trust"), is required, under rules, regulations and interpretations of the Securities and Exchange Commission to sign the registration statements of investment companies who invest primarily in the portfolios of the Trust, and

     WHEREAS, Western-Southern Life Assurance Separate Account 1 and Separate Account 2 and Select Advisors Trust A and Trust C each invest, through one or more of their respective Sub-Accounts or Funds, solely in one or more portfolios of the Trust, thus requiring that the officers and trustees of this Trust sign the respective post-effective amendments of each such entity that are to be filed on or before April 30, 1997 (the "Post-Effective Amendments"), and

     WHEREAS, the undersigned is a Trustee of the Portfolios;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Edward G. Harness, Jr., and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Portfolios, to sign and participate in the filing of the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such Post-Effective Amendments shall have been declared effective by the Securities and Exchange Commission and in any event not later than June 1, 1997.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 1997.


                                        /s/ Robert E. Stautberg
                                        ----------------------------------------
                                        Robert E. Stautberg

                                POWER OF ATTORNEY

     WHEREAS, SELECT ADVISORS PORTFOLIOS, a New York trust (the "Trust"), is required, under rules, regulations and interpretations of the Securities and Exchange Commission to sign the registration statements of investment companies who invest primarily in the portfolios of the Trust, and

     WHEREAS, Western-Southern Life Assurance Separate Account 1 and Separate Account 2 and Select Advisors Trust A and Trust C each invest, through one or more of their respective Sub-Accounts or Funds, solely in one or more portfolios of the Trust, thus requiring that the officers and trustees of this Trust sign the respective post-effective amendments of each such entity that are to be filed on or before April 30, 1997 (the "Post-Effective Amendments"), and

     WHEREAS, the undersigned is a Trustee of the Portfolios;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Edward G. Harness, Jr., and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Portfolios, to sign and participate in the filing of the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such Post-Effective Amendments shall have been declared effective by the Securities and Exchange Commission and in any event not later than June 1, 1997.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 1997.


                                        /s/ Philip R. Cox
                                        ----------------------------------------
                                        Philip R. Cox

                                POWER OF ATTORNEY

     WHEREAS, SELECT ADVISORS PORTFOLIOS, a New York trust (the "Trust"), is required, under rules, regulations and interpretations of the Securities and Exchange Commission to sign the registration statements of investment companies who invest primarily in the portfolios of the Trust, and

     WHEREAS, Western-Southern Life Assurance Separate Account 1 and Separate Account 2 and Select Advisors Trust A and Trust C each invest, through one or more of their respective Sub-Accounts or Funds, solely in one or more portfolios of the Trust, thus requiring that the officers and trustees of this Trust sign the respective post-effective amendments of each such entity that are to be filed on or before April 30, 1997 (the "Post-Effective Amendments"), and

     WHEREAS, the undersigned is a Trustee of the Portfolios;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Edward G. Harness, Jr., and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Portfolios, to sign and participate in the filing of the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such Post-Effective Amendments shall have been declared effective by the Securities and Exchange Commission and in any event not later than June 1, 1997.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 1997.


                                        /s/ William J. Williams
                                        ----------------------------------------
                                        William J. Williams

                                POWER OF ATTORNEY

     WHEREAS, SELECT ADVISORS PORTFOLIOS, a New York trust (the "Trust"), is required, under rules, regulations and interpretations of the Securities and Exchange Commission to sign the registration statements of investment companies who invest primarily in the portfolios of the Trust, and

     WHEREAS, Western-Southern Life Assurance Separate Account 1 and Separate Account 2 and Select Advisors Trust A and Trust C each invest, through one or more of their respective Sub-Accounts or Funds, solely in one or more portfolios of the Trust, thus requiring that the officers and trustees of this Trust sign the respective post-effective amendments of each such entity that are to be filed on or before April 30, 1997 (the "Post-Effective Amendments"), and

     WHEREAS, the undersigned is a Trustee of the Portfolios;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Edward G. Harness, Jr., and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Portfolios, to sign and participate in the filing of the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such Post-Effective Amendments shall have been declared effective by the Securities and Exchange Commission and in any event not later than June 1, 1997.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 1997.


                                        /s/ Edward G. Harness, Jr.
                                        ----------------------------------------
                                        Edward G. Harness, Jr.

                                POWER OF ATTORNEY

     WHEREAS, SELECT ADVISORS PORTFOLIOS, a New York trust (the "Trust"), is required, under rules, regulations and interpretations of the Securities and Exchange Commission to sign the registration statements of investment companies who invest primarily in the portfolios of the Trust, and

     WHEREAS, Western-Southern Life Assurance Separate Account 1 and Separate Account 2 and Select Advisors Trust A and Trust C each invest, through one or more of their respective Sub-Accounts or Funds, solely in one or more portfolios of the Trust, thus requiring that the officers and trustees of this Trust sign the respective post-effective amendments of each such entity that are to be filed on or before April 30, 1997 (the "Post-Effective Amendments"), and

     WHEREAS, the undersigned is a Trustee of the Portfolios;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Edward G. Harness, Jr., and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Portfolios, to sign and participate in the filing of the Post-Effective Amendments, including the prospectuses, statements of additional information and exhibits included therein, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of the Post-Effective Amendments and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such Post-Effective Amendments shall have been declared effective by the Securities and Exchange Commission and in any event not later than June 1, 1997.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of February, 1997.


                                        /s/ David Pollak
                                        ----------------------------------------
                                        David Pollak